UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

Date of Report (Date of earliest event reported): August 8, 2007

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-A GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-B GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-C GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-D GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
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             (Exact name of Registrant as specified in its Charter)

                     II-A: 0-16388        II-A: 73-1295505
                     II-B: 0-16405        II-B: 73-1303341
                     II-C: 0-16981        II-C: 73-1308986
                     II-D: 0-16980        II-D: 73-1329761
                     II-E: 0-17320        II-E: 73-1324751
                     II-F: 0-17799        II-F: 73-1330632
                     II-G: 0-17802        II-G: 73-1336572
     Oklahoma        II-H: 0-18305        II-H: 73-1342476
----------------    ----------------    -------------------
(State or other       (Commission       (I.R.S. Employer
jurisdiction of        File Number)      Identification No.)
incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     [    ] Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)
     [    ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)
     [    ] Pre-commencement  communications pursuant to Rule 14d-2(b) under the
            Exchange Act (17 CFR 240.14d-2(b))
     [    ] Pre-commencement  communications pursuant to Rule 13e-4(c) under the
            Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On August 8, 2007, the Geodyne Energy Income Limited Partnership II-A, Geodyne Energy Income Limited Partnership II-B, Geodyne Energy Income Limited Partnership II-C, Geodyne Energy Income Limited Partnership II-D, Geodyne Energy Income Limited Partnership II-E, Geodyne Energy Income Limited Partnership II-F, Geodyne Energy Income Limited Partnership II-G, and Geodyne Energy Income Limited Partnership II-H, (the "Partnerships") sold their interests in a number of producing properties to independent third parties at The Oil and Gas Clearinghouse auction in Houston, Texas. Samson Lone Star, LLC, an affiliate of the General Partner, purchased properties from the II-A, II-B, II-C, II-E, II-F, II-G, and II-H Partnerships through the competitive bidding process at the auction for total net proceeds of approximately $556,000, $249,000, $100,000, $173,000, $463,000, $1,029,000, and $214,000, respectively. In addition, Samson
Resources Company, another affiliate of the General Partner, purchased the State IT-1 property from the II-A Partnership, the Shugart State Com 2 property from the II-D Partnership, and several other properties from the II-E, II-F, II-G, and II-H Partnerships through the same competitive bidding process at the auction for total net proceeds of approximately $44,000, $1,000, $177,000, $474,000, $1,052,000, and $219,000. Total net proceeds, including sales to affiliated entities, for the auction are as described below:

                                        Reserves
       Number                            Sold as         Reserve
         of    Location    Number      of 12/31/06        Value
        Wells     of         of       Oil       Gas        Sold       Net
P/ship  Sold  Properties Purchasers (Bbls)     (Mcf)     12/31/06   Proceeds
------ ------ ---------- ---------- -------  ---------  ---------- ----------
 II-A    21   New Mexico     7       59,455    518,070  $2,066,970 $2,614,000
              and Texas

 II-B    15   Texas          4       13,492    502,186   1,286,854  1,964,000

 II-C    17   New Mexico     5        5,414    242,644     574,279    847,000
              and Texas

 II-D     7   New Mexico     4           69    644,528   1,028,629  1,235,000
              and Texas

 II-E   196   New Mexico    24       38,737    543,316   1,855,762  2,871,000
              and Texas

 II-F   192   New Mexico    23       98,962    407,696   2,748,801  4,336,000
              and Texas

 II-G   192   New Mexico    23      213,368    867,448   5,903,220  9,308,000
              and Texas

 II-H   192   New Mexico    23       46,731    194,772   1,302,062  2,055,000
              and Texas

The transactions are subject to standard auction closing conditions.

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



         The proceeds from the sales, less transaction costs, will be included in the November 15, 2007 cash distributions paid by the Partnerships.

         This sale was in conjunction with the Partnerships' scheduled termination on December 31, 2007. All of the Partnerships' properties will be sold as part of the liquidation process. It is anticipated that auction sales will continue through at least early 2008.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         The pro forma financial  information that would be required pursuant to
Article 11 of Regulation S-X will be filed by amendment to this Form 8-K on or before August 29, 2007.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           GEODYNE ENERGY INCOME LIMITED
                                              PARTNERSHIP II-A
                                           GEODYNE ENERGY INCOME LIMITED
                                              PARTNERSHIP II-B
                                           GEODYNE ENERGY INCOME LIMITED
                                              PARTNERSHIP II-C
                                           GEODYNE ENERGY INCOME LIMITED
                                              PARTNERSHIP II-D
                                           GEODYNE ENERGY INCOME LIMITED
                                              PARTNERSHIP II-E
                                           GEODYNE ENERGY INCOME LIMITED
                                              PARTNERSHIP II-F
                                           GEODYNE ENERGY INCOME LIMITED
                                              PARTNERSHIP II-G
                                           GEODYNE ENERGY INCOME LIMITED
                                              PARTNERSHIP II-H

                                           By:  GEODYNE RESOURCES, INC.
                                                General Partner

                                             //s// Dennis R. Neill
                                           -----------------------------
                                           Dennis R. Neill
                                           President

DATE: August 14, 2007

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